UBS WARBURG
FIFTH ANNUAL GLOBAL TELECOM CONFERENCE
WEDNESDAY, NOVEMBER 15


WILLIAM T. O'SHEA
EXECUTIVE VICE PRESIDENT
CORPORATE STRATEGY & BUSINESS DEVELOPMENT
LUCENT TECHNOLOGIES

                                                         [BUSINESS CARD GRAPHIC]

WE'RE BUILDING A NEW LUCENT

-    AFTER A TOUGH YEAR, WE ARE UNDERTAKING A MAJOR RE-TOOLING OF THE BUSINESS

-    WE'RE DIVIDING FOR LONG-TERM GROWTH

     - SPIN-OFF OF AVAYA COMMUNICATION COMPLETED SEPTEMBER 30; AGREEMENT TO SELL POWER SYSTEMS ANNOUNCED YESTERDAY

     -    PROPOSED MICROELECTRONICS IPO AND SPIN UNDERWAY

-    OUR ISSUES ARE ONES OF EXECUTION, NOT OPPORTUNITY

- THE "NEW" LUCENT WILL BE INTENSELY FOCUSED ON THE GROWING NEEDS OF SERVICE PROVIDERS

     - WITH A DIFFERENT CORPORATE STRUCTURE, STREAMLINED BUSINESS PROCESSES AND GREATER SPEED


                                                         [BUSINESS CARD GRAPHIC]

THE LARGEST NETWORK BUILD-OUT IN HISTORY

- AN ESTIMATED ONE TRILLION DOLLARS WILL BE SPENT WORLDWIDE IN THE NEXT THREE YEARS ON RE-VAMPING AND BUILDING THE NEXT GENERATION OF INTERNET NETWORKS.

-    BROADBAND AND MOBILITY ARE THE KEY GROWTH DRIVERS

     -    HIGH-SPEED ACCESS LINES TO HOMES AND SMALL BUSINESSES INCREASED 57% TO
          4.3 MILLION* DURING THE FIRST HALF OF THIS YEAR

     -    26 NEW US WIRELESS USERS EVERY MINUTE
          *FCC data based on information filed by U.S. service providers on 9/1/00; includes data as of 6/30/00.
[PHOTO OMITTED]                  [PHOTO OMITTED]                 [PHOTO OMITTED]

THE BROADBAND AND MOBILE INTERNET






- LUCENT'S VISION OF THE NEXT-GENERATION NETWORK IS BASED ON DATA, WIRELESS AND OPTICAL TECHNOLOGY

     -    PLUS THE SOFTWARE AND SERVICES TO SUPPORT THEM


[graphic]


- WE WILL CREATE AND DELIVER COST-EFFECTIVE NETWORK SOLUTIONS BY COMBINING OUR STRENGTHS IN:

     -    INTELLIGENT OPTICAL NETWORKING

     -    CORE AND METRO MULTISERVICE SWITCHING AND ROUTING

     -    BROADBAND 3G WIRELESS

LUCENT IS THE MARKET LEADER IN DATA NETWORKING FOR SERVICE PROVIDERS


-    OUR INTERNETWORKING SYSTEMS BUSINESS GAINED A LOT OF TRACTION IN FY-2000

- LUCENT IS NO. 1 MARKET SHARE LEADER IN MULTISERVICE ATM CORE AND EDGE, REMOTE ACCESS, DSL, VoIP AND FRAME RELAY

- MARKET FOR OUR NEXT-GENERATION PACKET SWITCHING PLATFORM - THE 7R/E - IS BEGINNING TO MATURE

-    LUCENT'S STINGER PRODUCT HAS "CHANGED THE DSL SPACE"

- WE SHIPPED MORE THAN 2 MILLION REMOTE ACCESS CONCENTRATOR PORTS AND 1 MILLION VoIP PORTS

     -    EACH RECORD AN INDUSTRY "FIRST"

LUCENT IS A LEADER IN THE MOBILE INTERNET SPACE


-    WE'RE NO. 1 WORLDWIDE IN CDMA WITH OVER 40,000 BASE STATIONS INSTALLED


- WE'RE DELIVERING 3G-READY GLOBAL NETWORKS FOR CUSTOMERS SUCH AS CLEARNET OF CANADA, VERIZON, SPRINT PCS, ONE.TEL AND TELECOM NEW ZEALAND

     -    WE HAVE AGREEMENTS WITH NET2WIRELESS AND MAPINFO TO DEVELOP 3G
          APPLICATIONS

- NEW OCELOT SOFTWARE PROVIDES UNIQUE APPROACH TO INCREASING COVERAGE, CAPACITY AND SPEED

MAKING PROGRESS IN OPTICAL NETWORKING


-    WE INTRODUCED A COMPETITIVE 10G PRODUCT FAMILY

-    WE'VE RE-ORGANIZED THE OPTICAL BUSINESS UNDER NEW LEADERSHIP

- LUCENT IS SEEING STRONG REVENUE GROWTH FOR OPTICAL NETWORKING WITH INTERNATIONAL CUSTOMERS, INCUMBENT LOCAL EXCHANGE CARRIERS (ILECS) AND COMPETITIVE LOCAL EXCHANGE CARRIERS (CLECS)

-    OUR OPTICAL FIBER BUSINESS GREW 60 PERCENT LAST YEAR


                                [photo omitted]

SOFTWARE AND SERVICES DIFFERENTIATE LUCENT PRODUCT OFFERINGS

- TWO-THIRDS OF BELL LABS IS DEVELOPING NEXT-GENERATION SOFTWARE, SUCH AS OUR LUCENT SOFTSWITCH

     - MORE THAN 40 CUSTOMERS HAVE CHOSEN THE LUCENT SOFTSWITCH TO HELP MANAGE DATA AND INTERNET TRAFFIC

-    ORACLE IS INTEGRATING LUCENT KENAN ARBOR/BP BILLING INTO E-BUSINESS
     OFFERINGS

- ON THE SERVICE SIDE, WE HAVE CREATED LUCENT WORLDWIDE SERVICES BY INTEGRATING NETWORKCARE PROFESSIONAL SERVICES WITH OUR SERVICE PROVIDER NETWORKS SERVICES GROUPS AND GLOBAL CUSTOMER TECHNICAL SUPPORT GROUP

THE NEW LUCENT WILL BE STRONGER, MORE FOCUSED AND BETTER POSITIONED

-    OUR TURNAROUND HAS STARTED AND IS ON TRACK

     - PRODUCT PORTFOLIO REVIEW WILL REDUCE REDUNDANCY, FOCUS ON HIGHEST GROWTH OPPORTUNITIES

     - CORPORATE INFRASTRUCTURE CONSOLIDATION WILL INCREASE SPEED AND REDUCE COST SIGNIFICANTLY

     -    FOCUSED ON IMPROVED BALANCE SHEET AND CASH FLOW MANAGEMENT

     - MARKETING AND SALES RE-DEPLOYMENT WILL ALIGN OUR RESOURCES MORE CLOSELY WITH HIGH GROWTH OPPORTUNITIES

     -    SERVICES INTEGRATION WILL PLAY TO OUR CORE COMPETENCIES

     -    SUPPLY CHAIN MANAGEMENT WILL YIELD COST SAVINGS ACROSS THE BUSINESS

     -    NEW ORDER MANAGEMENT SYSTEM WILL IMPROVE CUSTOMER INTERFACE

- WE'RE CONTINUING TO INVEST AGGRESSIVELY IN DATA, WIRELESS AND OPTICAL PLUS THE SOFTWARE AND SERVICES TO SUPPORT THEM

                                                                   [LUCENT LOGO]



9